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           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our reports dated February 27, 2006 with respect to the consolidated financial statements of IDS Life Insurance Company (name subsequently changed to RiverSource Life Insurance Company) and March 31, 2006 with respect to the financial statements of APL Variable Annuity Account 1 (name subsequently changed to RiverSource Variable Annuity Account 1) included in the Initial Registration Statement on Form N-4 for the registration of the Privileged Assets(R) Select Annuity offered by RiverSource Life Insurance Company.

                                                 /s/ Ernst & Young LLP
                                                 ----------------------------
                                                     Ernst & Young LLP


Minneapolis, Minnesota
January 2, 2007